Exhibit 23.1

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statement No. 333-48447 on Form S-8.


                                                             ARTHUR ANDERSEN LLP
                                                          /s/Arthur Andersen LLP

Portland, Oregon
   February 28, 2000